UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Biogen Idec Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Biogen Idec Strategic Process Document Disclosure
     Biogen Idec is disclosing the relevant portions of certain documents related to the design of the strategic process it conducted in the fall of 2007 (the “Process”). (The portions of these documents that do not relate to the Process have been redacted.)
     These documents are consistent with Biogen Idec’s prior public statements about the Process and demonstrate that the Process was comprehensive and fair.
     The materials disclosed include:
     Presentations Provided to the Board and/or Management
•	A Presentation for “Bellona,” dated October 12, 2007

•	Strategic Alternatives Process Organizational Meeting, dated October 14, 2007

•	Biogen Idec Calendar — Buyer Contact Summary (Oct./Nov. 2007)

•	Biogen Idec Discussion Materials, dated October 22, 2007

•	Materials Regarding Second Round Process, dated November 2, 2007

•	Discussion Materials, dated November 4, 2007

•	Form of Letter Regarding Proposal Submission, dated November 20, 2007

•	Discussion Materials Prepared for the Board of Directors of Biogen Idec, dated December 12, 2007
     Minutes of Meetings of the Board of Directors held on:
•	October 12, 2007

•	November 8, 2007

•	November 18, 2007

•	December 9, 2007

•	December 12, 2007

PRIVILEGED AND CONFIDENTIAL
ATTORNEY WORK PRODUCT

A Presentation for

Bellona

October 12, 2007

NYDOCS02/820584

Pages redacted in their entirety omitted

Potential Auction Process Timeline
Week of Oct. 15
•	Make outbound calls to prospective bidders

•	Prospective bidders sign confidentiality agreements
Monday, Oct. 22
•	Send out information packages:
•	Key collaboration agreements

•	Tysabri data

•	Other financial information?
Week of Oct. 29
•	Preliminary indications of interest due, including a price range and significant contingencies
Week of Nov. 5
•	Open electronic data room

•	Conduct management meetings with various bidders
Week of Nov. 12
•	Conduct management meetings with various bidders

•	Provide draft merger agreement to bidders’ counsel
Wednesday, Dec. 5
•	Final bids and mark-up of agreement due

•	Continue negotiations with selected bidders

•	Determine whether any bidders require an opportunity to talk with Echo before signing a definitive agreement

•	Discussions with Echo if and as necessary
Monday, Dec. 10
     • Sign and announce a definitive merger agreement
 3

Page redacted in its entirety omitted

Biogen Idec Inc.
Strategic Alternatives Process
Organizational Meeting
October 14, 2007

1.	Organizational Kick-off Materials

2.	Draft First Round Bid Instructions Letter

3.	Buyer Contact Summary

4.	Management Presentation Outline

5.	Preliminary Electronic Data Room Index

6.	Working Group List
Strictly Confidential

Confidential Discussion Materials Prepared for:
Biogen Idec
Regarding Strategic Alternatives Process
October 14, 2007
Strictly Confidential

Preliminary Transaction Timetable

Key Parties
BIIB:	Biogen Idec
ML:	Merrill lynch
GS:	Goldman Sachs
SS:	Shearman & Sterling
A:	Accountants

Week Of	Event		Responsible Party
October 15th	•	Organizational kick-off meeting (October 14th)
	•	Finalize potential buyer contact list (October 14th)
	•	Finalize first round bid process letter (October 14th)
	•	Finalize confidentiality agreement (October 14th)
	•	Finalize financial forecast model to be included in first round data room (October 14th-16th)	REDACTED
	•	Compile information package to be included in first round data room (October 14th-16th)
	•	Make outbound calls to prospective bidders and receive preliminary feedback; send process letter and confidentiality agreements to prospective bidders (October 15th)
	•	Open first round data room (beginning October 17th)
	•	Continue populating data room
	•	Begin drafting management presentation
	•	Begin drafting presentation for Tysabri / Q&A calls
	•	Determine format for breakout sessions, including presenters from BIIB

October 22nd	•	Begin preparing second round data room
	•	Conduct two-hour calls on Tysabri / Q&A with interested bidders
	•	Begin drafting merger agreement

October 29th	•	Continue preparing second round data room and drafting merger agreement

November 5th	•	Preliminary indications of interest due November 6th
	•	Board call to assess preliminary indications and discuss next steps (November 7th)
	•	Schedule management meetings
	•	Finalize management presentation
	•	Finalize second round data room
	•	Invite select bidders to second round of the process assuming board authorization
	•	Send draft merger agreement to select bidders

1

Preliminary Transaction Timetable (Cont’d)

Key Parties
BIIB:	Biogen Idec
ML:	Merrill Lynch
GS:	Goldman Sachs
SS:	Shearman & Sterling
A:	Accountants

Week Of	Event		Responsible Party

November 12th	•	Conduct management meetings with second round bidders	REDACTED
	•	Make available additional information in data room to second round bidders

November 19th	•	Conduct management meetings with second round bidders
	•	Provide final bid instructions letter to bidders
	•	Respond to bidders’ diligence requests

November 26th	•	Respond to bidders’ diligence requests
	•	Accommodate requests for follow-up diligence calls
	•	[Potential conversations with Elan]

December 3rd	•	Respond to bidders’ diligence requests
	•	Accommodate requests for follow-up diligence calls
	•	[Potential conversations with Elan]

December 10th	•	Final bids due December 12th
	•	Continue negotiations with selected bidders
	•	[Potential conversations with Elan]
	•	Board meeting to review final bids and decide on next steps

December 17th	•	Board meeting to approve the transaction
	•	Financial advisors render fairness opinions
	•	Execute a definitive merger agreement
	•	Announce transaction

 2

Key Messages to Buyers
•	As you know, Biogen Idec’s Board of Directors has authorized management to assess strategic alternatives, including a potential sale of the Company

•	Biogen Idec has retained Merrill Lynch and Goldman Sachs as its financial advisors to help with the process

•	The Company has already received several inquiries from select parties with regards to a potential business, combination

•	Moreover, given Biogen Idec’s attractiveness as a unique asset, we believe there will be strong interest from other parties, resulting in a highly competitive process
•	Leadership in immunology, neurology and oncology, and a promising pipeline in additional attractive areas such as inflammation, cardiovascular and hematology

•	Has meaningful economics from 2 blockbusters, Avonex and Rituxan, with Tysabri representing a potential blockbuster as well

•	Has global biologics commercial and development infrastructure

•	Has strong research & development capability, depth and breadth with over 20 products in clinical development

•	Has strong revenue, profit and cash flow growth, all exceeding major pharma growth

 3

Key Messages to Buyers (Cont’d)
•	We believe Biogen Idec’s partner Elan will also cooperate in this process
•	We believe Elan is unlikely to exercise its change of control rights relating to Tysabri if an offer for the Company is made in the near future

•	We believe Elan is willing to negotiate a new type of agreement for Tysabri with a new partner
•	While Genentech has the right to buy back Biogen Idec’s share of Rituxan in a change of control situation, we believe Genentech is unlikely to exercise its option based on financial incentives of the collaboration agreement

•	Merrill Lynch and Goldman Sachs will be facilitating an expedited process, given the current momentum and strong interest from certain parties, with a goal of receiving first round, non-binding bids on November 6th and completing the process by mid-December
•	Given your position as a leading company in the pharma space, we would like to assess your interest in pursuing a strategic transaction with the Company

•	If your organization is interested, Merrill Lynch and Goldman Sachs can facilitate next steps

•	We have a draft confidentiality agreement (CDA) and process letter that we will send you

•	Once the CDA has been executed, you will be given access via a data room to non-public first round information including Biogen Idec’s long-range plan, review of pipeline, [Tysabri-related information], biologics capabilities and unredacted versions of collaboration agreements

 4

Key Messages to Buyers (Cont’d)
•	Responses to potential questions regarding Carl Icahn’s communications with / bid for Biogen Idec
•	The Company has received expressions of interest from several strategic and financial buyers, including an offer from Carl Icahn

•	Hence the Board of Directors has initiated a process to evaluate third party interest in the Company in order to maximize shareholder value

•	Icahn made a non-binding offer for Biogen Idec [at a price range that provided a standard premium to the current price and he requested further diligence]

•	Icahn also mentioned his understanding that Elan would cooperate in a sale process, i.e., would not exercise its change of control rights relating to Tysabri
•	Responses to potential questions regarding interest from / bids from strategic buyers
•	Biogen Idec has received several overtures from large strategic players regarding a potential acquisition of the Company

5

Buyer Contact Responsibilities

REDACTED

6

October ____, 2007
STRICTLY CONFIDENTIAL
Name
Title
Company
Address
City, State, Zip Code
Dear ___,
On behalf of Biogen Idec Inc. (“Biogen Idec” or the “Company”), thank you for your interest in a strategic transaction involving the Company. Merrill Lynch & Co. (“Merrill Lynch”) and Goldman Sachs & Co. (“Goldman Sachs”), financial advisors to the Company, are inviting selected parties to submit a preliminary, non-binding written indication (an “Indication of Interest”) to acquire Biogen Idec at their earliest convenience but in no event later than 12:00 p.m. (EDT) on Tuesday, November 6, 2007. After evaluation of the Indications of Interest by Merrill Lynch, Goldman Sachs and the Company, certain interested parties may be invited to proceed to the second phase of the process which is expected to include the opportunity to conduct in-depth evaluations of the Company.
Merrill Lynch and Goldman Sachs, whose principal points of contact are listed in Attachment A, have been designated as the primary contacts for the transaction and are available to answer any questions that you may have.
In order to allow Biogen Idec and its advisors to compare proposals, we request that your Indication of Interest be submitted in accordance with the following guidelines:
1.	Purchase Price and Valuation: Your Indication of Interest should specify the price per share in U.S. dollars which you would pay at closing to acquire 100% of the fully diluted common stock of the Company. Please specify all material assumptions and material contingencies you have taken into account in arriving at your preliminary indication of value;
2.	Consideration: The structure of your proposal, including cash and/or stock consideration. While the Company’s principal objective is to maximize shareholder value, on the margin cash consideration will be preferred;

3.	Sources and Structure of Financing: The expected sources of funds (with as much specificity as possible), the timing involved and the steps necessary to secure the funds. Please note that the Company fully expects to enter into a binding purchase agreement that is not subject to any financing and due diligence contingencies;
4.	Due Diligence: A detailed description of the additional due diligence you would require in order to submit a definitive proposal, including a specific list of additional information and due diligence requirements;
5.	Required Approvals: Any anticipated corporate, shareholder or regulatory approvals you would need prior to executing definitive transaction documentation, as well as any additional approvals or other conditions you would need to close a transaction;
6.	Material Conditions: Any material conditions to consummation of your proposed acquisition of the Company;
7.	Contact Information: A list of key individuals within your organization and your team of advisors with whom we may discuss your Indication of Interest;
8.	Submission Deadline: Your Indication of Interest should be submitted on or before 12:00 p.m. Eastern Daylight Time, Tuesday, November 6, 2007 to the attention of:

Alan Hartman Managing Director Head of US M&A alan_hartman@ml.com Tel: (212) 449-8585 Fax: (212) 449-9283	Robert King Managing Director Co-Head of Global Healthcare robert.king@gs.com Tel: (212) 902-3377 Fax: (212) 902-3000
9.	Additional Information: Any other information which you believe might be relevant to Biogen Idec, Merrill Lynch and Goldman Sachs in evaluating your Indication of Interest.
Other Matters
Merrill Lynch and Goldman Sachs will be available to discuss matters relating to Biogen Idec and the aforementioned procedures. Although the foregoing reflects the present intentions of the Company concerning the proposed transaction, the Company reserves the right, in its sole discretion and at any time without prior notice or explanation to you or other prospective purchasers, to (i) discuss with any prospective purchaser the terms of its Indication of Interest, (ii) negotiate with any party individually or simultaneously with other prospective purchasers, (iii) terminate the process contemplated hereby or change the aforementioned procedures at any time, (iv) impose conditions on the receipt of information, (v) consider any and all factors (whether or not mentioned in this letter) in its evaluation of the Indication of Interest, (vi) enter into an agreement with any prospective purchaser at any time, regardless of the price and terms being offered by such purchaser and any other prospective purchaser, and (vii) reject any or all Indications of Interest. Neither the Company, Merrill Lynch nor Goldman Sachs will have any liability or obligation to any prospective purchaser as the result of the taking or failure to take any or all of the actions specified above in (i) — (vii), the rejection of any or all proposals, acceptance of another proposal, or modification of any or all procedures.
A proposal will be considered formally accepted only when and if a definitive agreement has been executed and delivered by the Company (which this letter shall not be deemed). Until such time, the Company will not have any obligations or liability to any prospective purchaser with respect to the sale of the Company and following such time the Company’s only obligations or liabilities will be those set forth in the definitive agreement, if any. Nothing in this letter shall be deemed to be a contract of any kind between or among the Company, Merrill Lynch, Goldman Sachs or any affiliate and any other party.
All parties not invited to the second phase of this process will be asked to return or destroy all confidential information provided to them in accordance with the Confidentiality Agreement related to the proposed transaction that was previously executed by you. The existence and terms of this letter as well as your Indication of Interest are also subject to the terms and conditions of the Confidentiality Agreement.
Each prospective purchaser will be responsible for all of its own costs incurred during the investigation of the Company, including those of its advisors and agents.
On behalf of Biogen Idec, we thank you for your interest. Should you have any questions regarding the procedures detailed in the letter, please, feel free to contact us or any member of the Merrill Lynch and Goldman Sachs team as outlined in Attachment A. We appreciate your interest in this opportunity and look forward to working with you over the coming weeks.
Sincerely,

Alan Hartman	Robert King

Attachment A
The Company has requested that during this process, prospective purchasers not contact any employee or member of the Company except as specifically authorized. You are reminded that the terms and conditions of the Confidentiality Agreement prohibit such contact without written authorization. All written Indications of Interest, as well as any inquiries, should be directed to one of the following Merrill Lynch or Goldman Sachs individuals:

Merrill Lynch & Co. 4 World Financial Center, North Tower 250 Vesey Street New York, NY 10080	Goldman Sachs & Co. 85 Broad Street New York, NY 10004

Alan Hartman Managing Director Head of US M&A alan_hartman@ml.com Tel: (212) 449-8585 Fax: (212) 449-9283	Robert King Managing Director Co-Head of Global Healthcare robert.king@gs.com Tel: (212) 902-3377 Fax: (212) 902-3000

Mark Robinson Managing Director Head of Global Healthcare mark_j_robinson@ml.com Tel: (415) 676-3379 Fax: (415)	Marshall Smith Managing Director marshall.smith@gs.com Tel: (212) 902-1250 Fax: (212) 902-3000

Ivan Farman Managing Director ivan_farman@ml.com Tel: (212) 449-8897 Fax: (212) 449-3307	Tosa Ogbomo Managing Director tosa.ogmobo@gs.com Tel: (212) 902-2079 Fax: (212) 902-3000

CONFIDENTIAL
Buyers Contact Summary
13-October-2007

Biogen Idec Buyer Status Summary
October 13, 2007

Stage
Final Bid
			Prelim.		Initial					Process
			Bid		Data	Two-Hour		2nd Round		Letter /
			Process		Room	Tysabri /	Initial	Data Room	Management	Merger	Final
		Confi	Letter	Confl	Access	Q&A	Indication	Access	Presentation	Agreement	Bid
Company	Contacted	Sent	Sent	Received	Granted	Session	Rec’d	Granted	Conducted	Sent	Received

REDACTED

Biogen Idec Buyer Contact Summary
October 13, 2007

Buyer	Buyer Contact(s)	GS Rep	Date Contacted	Status

REDACTED

Biogen Idec Buyer Contact Summary
October 13, 2007

Buyer	Buyer Contact(s)	ML Rep	Date Contacted	Status

REDACTED

Biogen Idec
Management Presentation Table of Contents
•	Introductions
•	Agenda showing sections, with names and titles of presenters
•	Company Overview
•	Key company investment highlights; 5-6 high level bullet points on Bellona

•	3-5 pages overview slides

•	Summary of 2007-2010 strategy goals
•	Neurology/Immunology franchise

•	Oncology franchise

•	R&D
•	Overall R&D Strategy

•	Pipeline overview

•	Pipeline detail and review of key product candidates by TA: stage, indication, clinical data, any projected milestones

•	R&D resources (manpower, allocation between functions)

•	Business development activities
•	Manufacturing, Facilities and Operations
•	Manufacturing capabilities, capacity, flexibility

•	Overview of supply chain

•	Real estate overview
1

Biogen Idec
Management Presentation Table of Contents
•	Capex forecast 2007-2009

•	HR — headcount by function
•	Financial review
•	Overview of systems and controls

•	Historical Financials
•	3-year historical financials

•	Discussion of historical trends by line item (COGS, R&D, S&M, G&A)
•	Financial Projections

•	Financial growth drivers

•	2007-20XX financial projections with revenue by product

•	Key assumptions underlying 2007-20XX forecasts

•	R&D and SG&A leverage assumptions
•	Conclusions
2

Biogen Idec — Preliminary Electronic Data Room Index
“Biogen Idec” — Document has been identified by Biogen Idec as available, but not yet provided by Biogen Idec
“S&S” — Document has been provided to Shearman & Sterling for indexing and preparation for loading to the electronic data room
“Public” — Document is publicly available

Biogen
Description	Idec	S&S	Public
1. General Corporate
1.1. Organizational Charts
1.1.1. Biogen Idec Inc. Corporate Structure Chart, dated as of July 1, 2007 — Domestic, Foreign Operations
1.2. Certificate of Incorporation and By-laws
1.3. Corporate Governance
1.3.1. Meeting Minutes		REDACTED
1.3.1.1. Minutes of Annual Meeting of Stockholders of Biogen Idec Inc., dated June 16, 2004
1.3.1.2. Minutes of Annual Meeting of Stockholders of Biogen Idec Inc., dated May 25, 2006
1.3.2. Charters
1.3.2.1. Biogen Idec Inc. Corporate Governance Principles
1.3.2.2. Biogen Idec Inc. Code of Business Conduct
1.3.3. Reports
1

Biogen
Description	Idec	S&S	Public
1.3.3.1.
1.3.3.2.
1.3.3.3.
1.3.3.4.
1.3.3.5.
1.3.3.6.
1.3.4. Miscellaneous
1.3.4.1.		REDACTED
1.3.4.2.
1.4. Material Subsidiaries
1.4.1. Organizational Documents
1.4.1.1. Amended and Restated Delaware Certificate of Incorporation of IDEC Pharmaceuticals Corporation, dated April 1, 1997
1.4.1.2. Massachusetts Articles of Organization of Biogen Idec MA Inc.
1.4.1.3. Massachusetts Articles of Merger
1.4.1.4. Bylaws of Biogen Idec MA Inc.
2

Biogen
Description	Idec	S&S	Public
1.4.2. Minutes and Charters
1.4.2.1.
1.4.2.2
1.4.3. Material Agreements
1.4.4. Sales & Distributions
1.5. Capital Structure
1.5.1. 2007 Share Calculation Report, dated September 30,2007, Reflecting Both Basic and Diluted Shares Outstanding
2. Products and Collaboration Agreements		REDACTED
2.1. Avonex
2.1.1. Material Agreements
2.1.2. Program Documentation
2.1.3. Sales & Distributions
2.1.4. Research and Development (including Safety Data)
2.1.4.1.
2.1.5. Marketing
3

Biogen
Description	Idec	S&S	Public
2.2. Rituxan (Genentech)
2.2.1. Material Agreements
2.2.1.1
2.2.1.2.
2.2.1.3.
2.2.2. Program Documentation
2.2.3. Sales & Distributions		REDACTED
2.2.4. Research and Development (including Safety Data)
2.2.5. Marketing
2.3. Tysabri (Elan)
2.3.1. Material Agreements
2.3.1.1.
2.3.1.2
2.3.2. Program Documentation
2.3.3. Sales & Distributions
4

Biogen
Description	Idec	S&S	Public
2.3 4. Research and Development (including Safety Data)
2.3.4.1.
2.3.5. Marketing
2.4. Fumaderm
2.4.1. Material Agreements
2.4.2. Program Documentation
2.4.3. Sales & Distributions		REDACTED
2.4.4. Research and Development (including Safety Data)
2.4.5. Marketing
2.5. BG-12
2.5.1. Material Agreements
2.5.2. Program Documentation
2.5.3. Sales & Distributions
2.5.4. Research and Development (including Safety Data)
2.5.5. Marketing
5

Biogen
Description	Idec	S&S	Public
2.6. Anti-CD80 MAb/galizimab
2.6.1. Material Agreements
2.6.2. Program Documentation
2.6.3. Sales & Distributions
2.6.4. Research and Development (including Safety Data)
2.6.5. Marketing
2.7. Anti-CD23 MAb/lumiliximab
2.7.1. Material Agreements		REDACTED
2.7.2. Program Documentation
2.7.3. Sales & Distributions
2.7.4. Research and Development (including Safety Data)
2.7.5. Marketing
2.8. PDL Biopharma Phase II Products (Volociximab, Daclizumab)
2.8.1. Material Agreements
2.8.2. Program Documentation
6

Biogen
Description	Idec	S&S	Public
2.8.3. Sales & Distributions
2.8.4. Research and Development (including Safety Data)
2.8.5. Marketing
2.9. Other Commercial Pipeline Products
2.9.1. Material Agreements
2.9.1.1.
2.9.1.2.		REDACTED
2.9.1.3.
2.9.1.4.
2.9.1.5.
2.9.1.6.
2.9.1.7.
2.9.1.8.
2.9.1.9.
2.9.1.10.

7

Biogen
Description	Idec	S&S	Public
2.9.1.11.
2.9.1.12.
2.9.1.13.
2.9.1.14.
2.9.1.15.
2.9.1.16.
2.9.1.17.		REDACTED
2.9.1.18.
2.9.1.19.
2.9.1.20.
2.9.1.21.
2.9.1.22.
2.9.1.23.
2.9.1.24.
2.9.1.25.

8

Biogen
Description	Idec	S&S	Public
2.9.1.26.
2.9.1.27.
2.9.1.28.
2.9.1.29.
2.9.1.30.
2.9.1.31.
2.9.1.32.		REDACTED
2.9.1.33.
2.9.1.34.
2,9.1.35.
2.9.1.36.
2.9.1.37.
2.9.1.38.
2.9.1.39.
2.9.1.40.

9

Biogen
Description	Idec	S&S	Public
2.9.1.41.
2.9.1.42.
2.9.1.43.
2.9.1.44.
2.9.1.45.
2.9.1.46.
2.9.1.47.
2.9.1.48.		REDACTED
2.9.1.49.
2.9.1.50.
2.9.1.51.
2.9.1.52.
2.9.1.53.
2.9.1.54.
2.9.1.55.

10

Biogen
Description	Idec	S&S	Public
2.9.2.,
2.9.3.
2.9.4.
2.9.4.1.
2.9.5
3. Financial & Tax		REDACTED
3.1. Latest Financial Statements
3.2. Capital Expenditures and Expenses
3.3. Financial Agreements
3.3.1. Credit Agreement, dated as of June 29, 2007, among Biogen Idec Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Credit Partners L.P. and Bank of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs Credit Partners L.P.

3.3.2. Loan Agreement, dated as of June 28, 2007, among Biogen Idec Inc., Merrill Lynch Capital Corporation, Goldman Sachs Credit Partners L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs Credit Partners L.P.

3.3.3. Disclosure Schedules to Loan Agreement
3.4. Financial Projections
3.4.1. Five-Year Plan

11

Biogen
Description	Idec	S&S	Public
3.5. Tax Returns 2006
3.5.1. 2006 Form 8453-C U.S. Corporation Income Tax Declaration for an IRS e-file Return for Biogen Idec Inc. & Subsidiaries
3.5.2. 2006 Form 1120 U.S. Corporate Income Tax Return for Biogen Idec Inc. & Subsidiaries
3.5.3. 2006 Form 4626 Alternative Minimum Tax-Corporations for Biogen Idec Inc. & Subsidiaries
3.5.4. 2006 Form 851 Affiliations Schedule for Biogen Idec Inc.
3.5.5. 2006 Forms 1118 Foreign Tax Credit-Corporations for Biogen Idec Inc. & Subsidiaries
3.5.6. 2006 Form 1122 Authorization and Consent of Subsidiary Corporation To Be Included in a Consolidated Income Tax Return for Conforma Therapeutics Corporation		REDACTED
3.5.7. 2006 Form 2220 Underpayment of Estimated Tax by Corporations for Biogen Idec Inc. & Subsidiaries
3.5.8. 2006 Form 3800 General Business Credit for Biogen Idec Inc. & Subsidiaries
3.5.9. 2006 Form 4562 Depreciation and Amortization (Including Information on Listed Property) for Biogen Idec Inc. & Subsidiaries
3.5.10. 2006 Form 4797 Sale of Business Property for Biogen Idec Inc. & Subsidiaries
3.5.11. 2006 Forms 6765 Credit for Increasing Research Activities for Biogen Idec Inc. & Subsidiaries
3.5.12. 2006 Form 8275-R Regulation Disclosure Statement for Biogen Idec Inc. & Subsidiaries
3.5.13. 2006 Form 8820 Orphan Drug Credit for Biogen Idec Inc. & Subsidiaries
3.5.14. 2006 Form 8858 Information Return of U.S. Persons With Respect To Foreign Disregarded Entities for Biogen Idec MA Inc.

12

Biogen
Description	Idec	S&S	Public
3.5.15. 2006 Form 8883 Asset Allocation Statement Under Section 338 for Biogen Idec MA Inc.
3.5.16. 2006 Form 8903 Domestic Production Activities Deduction for Biogen Idec Inc. & Subsidiaries
3.5.17. 2006 Form 8913 Credit for Federal Telephone Excise Tax Paid for Biogen Idec Inc. & Subsidiaries
3.5.18. 2006 Forms 8916-A Reconciliation of Cost Goods Sold Reported on Schedule M-3 for Biogen Idec Inc.
3.5.19. 2006 Forms 926 Return by a U.S. Transferor of Property to a Foreign Corporation for Biogen Idec MA Inc.
3.5.20. Attachments to 2006 Tax Returns
3.5.21. 2006 Form 8865 Return of U.S. Persons With Respect to Certain Foreign Partnerships for Biogen Idec MA Inc.		REDACTED
3.6. Tax Returns 2005
3.6.1. 2005 Form 1120 U.S. Corporate Income Tax Return for Biogen Idec Inc. & Subsidiaries
3.6.2. 2005 Form 8453-C U.S. Corporation Income Tax Declaration for Biogen Idec Inc. & Subsidiaries
3.6.3. 2005 Form 851 Affiliations Schedule for Biogen Idec Inc. & Subsidiaries
3.6.4. 2005 Forms 1118 Foreign Tax Credit-Corporations for Biogen Idec Inc.
3.6.5. 2005 Form 2220 Underpayment of Estimated Tax by Corporations for Biogen Idec Inc.
3.6.6. 2005 Form 3800 General Business Credit for Biogen Idec Inc.
3.6.7. 2005 Form 4562 Depreciation and Amortization (Including Information on Listed Property) for Biogen Idec Inc.

13

Biogen
Description	Idec	S&S	Public
3.6.8. 2005 Form 4626 Alternative Minimum Tax-Corporations for Biogen Idec Inc.
3.6.9. 2005 Form 4797 Sale of Business Property for Biogen Idec Inc.
3.6.10. 2005 Form 6765 Credit for Increasing Research Activities for Biogen Idec Inc.
3.6.11. 2005 Form 8275-R Regulation Disclosure Statement for Biogen Idec Inc.
3.6.12. 2005 Form 8820 Orphan Drug Credit for Biogen Idec Inc.
3.6.13. 2005 Form 8827 Credit for Prior Year Minimum Tax-Corporations for Biogen Idec Inc.
3.6.14. 2005 Form 8858 Information Return of U.S. Persons With Respect To Foreign Disregarded Entities for Biogen Idec Inc. & Subsidiaries
3.6.15. 2005 Form 8895 One-Time Dividends Received Deduction for Certain Cash Dividends from Controlled Foreign Corporations for Biogen Idec Inc.		REDACTED
3.6.16. 2005 Form 8903 Domestic Production Activities Deduction for Biogen Idec Inc.
3.6.17. 2005 Form 926 Return by a U.S. Transferor of Property to a Foreign Corporation for Biogen Idec MA Inc.
3.6.18. 2005 Forms 8621 Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund for Biogen Idec MA Inc
3.6.19. Attachments to 2005 Tax Returns
3.7. Audit Related
3.7.1.
3.7.2.

14

Biogen
Description	Idec	S&S	Public
3.7.3.
3.7.4.
3.7.5.
3.7.6.
3.7.7.
3.7.8.
3.7.9.
4. Research and Development		REDACTED
4.1. R&D Day 2007 Presentation
4.2. Pipeline Products (Ongoing Studies, Preclinical and Clinical Data, Trials)
4.2.1. Oncology
4.2.2. Immunology and Autoimmune and Inflammatory Diseases
4.2.3. Neurology and Neurobiology
4.2.4. Emerging Therapeutic Areas
4.3. Budgets

15

Biogen
Description	Idec	S&S	Public
4.3.1. Oncology
4.3.2. Immunology and Autoimmune and Inflammatory Diseases
4.3.3. Neurology and Neurobiology
4.3.4. Emerging Therapeutic Areas
5. Intellectual Property
5.1. Summary of Key IP (Owned/Licensed)
5.1.1. List of Trademarks		REDACTED
5.1.2. Docket list of Patents
5.2. Patents — Applications, Approvals, Renewals
5.2.1.
5.3. License Agreements
5.3.1. J
5.3.2.
5.3.3.
5.3.4.
16

Biogen
Description	Idec	S&S	Public
5.4.
6. Legal Regulatory and Compliance
6.1. Litigation (excluding IP)
6.1.1.
6.1.2.
6.1.3.
6.1.4.
6.1.5.		REDACTED
6.1.6.
6.1.7.
6.1.8.
6.1.9.
6.1.10
6.2. Regulatory and Compliance
6.2.1. Food and Drug Administration
17

Biogen
Description	Idec	S&S	Public
6.2.1.1. List of approved countries for commercial products
6.2.1.2. List of all U.S. wholesale and manufacturer licenses
6.2.1.3. Active state manufacturer, wholesaler distributor licenses held by BIIB or BIUS
6.2.1.4. US FDA Drug Establishment Registrations and US FDA License Number
6.2.1.5. US FDA and EU EMEA inspections that took place at the BIIB Cambridge and RTP sites within the period of January 1, 2003 to June 12, 2007
6.2.2. National Institutes of Health Guidelines for Research Involving Recombitant DNA
6.2.3. Securities and Exchange Commission
6.2.3.1.
6.2.3.2
6.2.3.3.
6.2.3.4		REDACTED
6.2.3.5.
6.2.3.6.
6.2.3.7.
6.2.3.8.
18

Biogen
Description	Idec	S&S	Public
6.2.3.9.
6.2.3.10.
6.2.3.11.
6.2.3.12.
6.2.4.
6.2.5. Medicaid Rebate Program
6.2.6. Environmental Health and Safety Information
6.2.6.1. Cambridge Public Health Department Recombinant DNA Users Permit
6.2.6.2. Massachusetts Department of Environmental Protection Air Emissions Permits		REDACTED
6.2.6.3. Massachusetts Department of Public Health Radioactive Materials License
6.2.6.4. Cambridge License Commission Flammable Materials Storage License
6.2.6.5. US Department of Justice Drug Enforcement Controlled Substance License
6.2.6.6. Massachusetts Department of Public Health, Division of Food and Drugs Controlled Substance License
6.2.6.7. Massachusetts Water Resources Authority Wastewater Discharge Permits
6.2.6.8. Cambridge Public Health Department Recombinant DNA Users Permit
19

Biogen
Description	Idec	S&S	Public
6.2.6.9.
6.2.6.10
6.2.6.11.
6.2.6.12.
6.2.6.13. BIIB Hillerod Licenses Inspection Documents and Certificates
6.2.6.14
6.2.6.15. RTP North Carolina Air Permit No.		REDACTED
6.2.6.16. RTP North Carolina Radioactive Materials License
6.2.6.17. Cary, North Carolina Industrial Discharge Pretreatment Permit Extension
6.2.6.18.
6.2.6.19.
6.2.6.20. RTP North Carolina Air Permit No.
6.2.6.21.
6.2.6.22.
6.2.6.23.
20

Biogen
Description	Idec	S&S	Public
6.2.6.24.
6.2.6.25.
6.2.6.26.
6.2.6.27.
6.2.6.28.
6.2.6.29.
6.2.6.30.		REDACTED
6.2.6.31.
6.2.6.32.
6.2.6.33.
6.2.6.34.
6.2.6.35.
6.2.6.36.
6.2.6.37.
6.2.6.38.
21

Biogen
Description	Idec	S&S	Public
6.2.6.39.
6.2.6.40.
6.2.6.41.
6.2.6.42.
6.2.6.43.		REDACTED
6.2.6.44.
6.2.6.45.
6.2.6.46.
6.2.6.47.
6.2.6.48.
6.2.7. Other Regulatory
6.2.7.1.
6.2.7.2.
6.2.7.3.
6.2.7.4.
22

Biogen
Description	Idec	S&S	Public
6.2.7.5.
6.2.7.6.
6.2.7.7.
6.2.7.8.
6.2.7.9.	REDACTED
6.2.7.10.
6.2.7.11.
6.2.7.12.
6.2.7.13.
6.2.7.14.
6.2.7.15.
7. Human Resources
7.1. Organizational Charts and Headcount Summaries
7.1.1. Biogen Idec Inc. Executive Reporting Structure Chart, dated as of February 2, 2007
7.2. Headcount Summaries (costs by function: R&D, Sales & Marketing, Manufacturing, G&A)
23

Biogen
Description	Idec	S&S	Public
7.3. Employment Agreements
7.3.1. Executive Agreements
7.3.1.1.
7.3.1.2.
7.3.1.3.
7.3.1.4.
7.3.1.5.		REDACTED
7.3.1.6.
7.3.1.7.
7.3.1.8.
7.3.1.9.
7.3.1.10.
7.3.1.11.
7.3.1.12.
7.3.2. Non-Executive Agreements (including Form Agreements)
24

Biogen
Description	Idec	S&S	Public
7.4. Plans
7.4.1. Summary Description of Biogen Idec Inc. 2005 Omnibus Equity Plan
7.4.2. Biogen Idec Inc. 2005 Omnibus Equity Plan with Amendment
7.4.3. Biogen Idec Inc. (Formerly Idec Pharmaceuticals Corporation) Amended and Restated 1995 Employee Stock Purchase Plan, dated as of April 6,2005
7.4.4. Biogen Idec Inc. Revised Plan Summary and Prospectus of Amended and Restated 1995 Employee Stock Purchase Plan, dated June 18, 2007
7.4.5. IDEC Pharmaceuticals Corporation 1993 Non-Employee Directors Stock Option Plan (amended and restated through February 19, 2003)		REDACTED
7.5. Schedules
7.5.1. Biogen Idec Inc. — Stock Option Summary Spreadsheet of Outstanding Shares
7.6. Benefit Plans (Health and Welfare, 401(k) and ERISA)
8. Real Property and Manufacturing
8.1. Summaries of Owned and Leased Real Property
8.1.1. Biogen Idec Inc. Real Estate Portfolio Report
8.1.2. Biogen Idec Inc. List of Leases and Subleases
8.2. Owned Real Property
8.3. Leases
25

Biogen
Description	Idec	S&S	Public
8.3.1.
8.3.2.
8.3.3.
8.3.4.
8.3.5.		REDACTED
8.3.6.
8.3.7.
8.3.8.
8.3.9.
8.3.10.
8.3.11.
8.4. Manufacturing Facilities
8.4.1. ISO-Related
8.4.2. Hillerod, Denmark
9. Strategic Events
26

Biogen
Description	Idec	S&S	Public
9.1 Summaries
9.1.1.
9.1.2.
9.2. 2003 Merger
9.2.1.
9.3. Conforma Acquisition		REDACTED
9.4. Fumapharm Acquisition
9.5. Syntonix
9.5.1.
10. Insurance & Risk Management
10.1.1. Summaries
10.1.1.1.
10.1.1.2.
10.1.1.3.
10.1.2. Insurance Polices

27

REDACTED

Biogen
Description	Idec	S&S	Public
10.1.3. Self-Insurance Programs

28

REDACTED

Pages redacted in their entirety omitted

Biogen Idec Calendar
Buyer Contact Summary (Oct / Nov 2007)

Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
	22 October	23	24	25	26

					REDACTED

		Earnings Release	[TBD]: Buyer 1 Call	[TBD]: Buyer 3 Call	[TBD]
			[TBD]: Buyer 2 Call	[TBD]: Buyer 4 Call	[TBD]: Buyer 6 Call

	29	30	31	1 November	2

	[TBD]: Buyer 7 Call	[TBD]: Buyer 9 Call	[TBD]: Buyer 11 Call
	[TBD]: Buyer 8 Call	[TBD]: Buyer 10 Call	[TBD]: Buyer 12 Call

	5	6	7	8	9
		1st Round Bids Due

	l2	13	14	15	16

	Management	Management	Management	Management	Management
	Presentation	Presentation	Presentation	Presentation	Presentation

	19	20	21	22	23

	Management	Management	[Management	Thanksgiving
	Presentation	Presentation	Presentation]

Biogen Idec Calendar
Buyer 2 Hour Call Schedule

Date	Buyer	Time / Dial-In	Buyer Participants
Wednesday, October 24	1) Buyer	[Time & Dial-in TBD]	[TBD]

	2) Buyer	[Time & Dial-in TBD]	[TBD]

Thursday, October 25	3) Buyer	[Time & Dial-in TBD]	[TBD]

	4) Buyer	[Time & Dial-in TBD]	[TBD]

Friday, October 26	5)	[Time & Dial-in TBD]

REDACTED

	6) Buyer	[Time & Dial-in TBD]	[TBD]

Monday, October 29	7) Buyer	[Time & Dial-in TBD]	[TBD]

	8) Buyer	[Time & Dial-in TBD]	[TBD]

Biogen Idec Calendar
Buyer 2 Hour Call Schedule (Cont’d)

Date	Buyer	Time / Dial-In	Buyer Participants
Tuesday, October 30	9) Buyer	[Time & Dial-in TBD]	[TBD]

	10) Buyer	[Time & Dial-in TBD]	[TBD]

Wednesday, October 31	11) Buyer	[Time & Dial-in TBD]	[TBD]

	12) Buyer	[Time & Dial-in TBD]	[TBD]

Biogen Idec
Discussion Materials
22-Oct-2007

Agenda
I.	Calendar and Work Stream Update

II.	Buyer Update

III.	Round I Two-hour Conference Calls
•

•

•
IV.	Round II review
•

•

•
•	REDACTED
•

•

•

•
V.
•

•
Agenda 2

I. Calendar and Work Stream Update
Calendar and Work Stream Update 3

Calendar of Events
 October & November 2007

October

Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
21	22	23 **Earnings Release**	24 9am: Buyer Call Slot 4:30pm: (Hold)	25 7am: Buyer Call Slot 2pm: Buyer Call Slot	26 7am: Buyer Call Slot	27
28	29 7am: Buyer Call Slot 10am: Buyer Call Slot 2pm: (Hold)	30 7am: Buyer Call Slot 10am: (Hold) 1pm: Buyer Call Slot	31 2pm: . (Hold)	**REDACTED**		

November

Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
				1 1st Rehearsal for Mgmt Presentation?	2	3
4	5	6 **1st Round Bids Due**	7 Board call to review bids Invite 2nd round bidders Send draft agreements	8 Open 2nd round data room	9	10
11	12 Management Presentation	13 Management Presentation	14 Management Presentation	15 Management Presentation	16 Management Presentation	17
18	19 Management Presentation Final Bid Process Letter	20 Management Presentation	21	22 **Thanksgiving**	23	24
25	26 ←	27 ←	28 Process Diligence Requests	29 →	30 →

Calendar of Events (Cont’d)
 December 2007

Summary of Activities to Date
•	October 12, 2007: Public announcement of process

•	All identified buyers contacted and initial feedback on interest received

•	CA process nearing completion

•	Several conversations with Elan / Lehman Brothers

•	First round data room open and access granted as CA’s are signed

•	First round management presentation circulated

•	First round 2 hour calls starting October 24th (currently being scheduled)

•	First round bids on November 6

Workstreams and Responsibilities

		Primary	Date Yet To be
Event		Responsibility	Scheduled?
•	1st Round 2 Hour Calls

•	2nd Round Data Room

•	Management Presentations
— Finalize management presentation
— Schedule presentation rehearsal
— Logistics (hotels, conference rooms etc).

•	Initial Draft of Merger Agreements	REDACTED

•	Board Communication
— Update on process
— Review of 1st round bids
— Review final bids
— Approve transaction

•	Communication with Elan / Genentech

•	Reverse Due Diligence (if needed)

REDACTED

II. Buyer Update

Buyer Summary

Stage		Parties
•	Contacted Parties
•	Sent CA’s to Parties
•	CA’s Under Active Negotiations	REDACTED
•	CA’s signed
•	Data Room access granted

Pages redacted in their entirety omitted

III. Round I — Two Hour Conference Calls

2 Hour Conference Call Schedule
REDACTED

2 Hour Conference Call Schedule (Cont’d)
REDACTED

Pages redacted in their entirety omitted

IV. Round II Review

Round II Review
•	Round II presentations scheduled for week of November 12th and 19th
•	To schedule presentation rehearsals
•	Break-out sessions post management presentation (schedule in following page)

•	Location of management presentations in Boston
•	Currently working on hotel logistics
•	Buyer diligence requests will come initially to the bankers
•	Diligence request log created for all requests (template in following pages)

List of Biogen Idec Attendees

	Name	Position	Mgt Presentation	Break-out

Management Presentation		President, CEO	✓
		President, R&D	✓
	REDACTED	EVP, Finance & CFO	✓	✓
		EVP, Legal, General Council	✓	✓
		EVP, Business Development	✓
		EVP, Human Resources	✓	✓
		EVP, Portfolio Strategy	✓	✓
Breakout Sessions
Commercial		EVP, Global Neurology
		EVP, Pharmaceutical Operations & Technology		✓
		EVP, Oncology/Rheumatology SBU		✓
		SVP, U.S. Neurology		✓
Pharmaceutical Operations		VP, Manufacturing		✓
		Chief Technical Officer, Technical Development		✓
		VP, Global Supply Chain		✓
		VP, Global Engineering		✓
R&D Neurology		SVP, Neurology Research & Development		✓
		VP, Chief Medical Officer		✓
		VP, Global Drug Safety & Risk Management		✓
R&D Immunology / Cardio		SVP, Immunology Research & Development		✓
		VP, Cardio & Emerging T&A		✓
R&D Oncology		EVP, Portfolio Strategy		✓
Finance		SVP, CAO, Corporate Controller	✓	✓
		VP, Treasury		✓
		Director, Finance		✓
		VP, Business Planning		✓
Human Resources		EVP, Human Resources	✓	✓
		VP, Compensation, Benefits & Systems		✓
		VP, Organization Effectiveness, Leadership Develop		✓
Legal / IP		EVP, Legal, General Council	✓	✓
		VP, Chief Corporation Council		✓
		VP, Legal		✓

Pages redacted in their entirety omitted

Management Presentation Contents
•	Introductions
•	Agenda showing sections, with names and titles of presenters
•	Company Overview
•	Key company investment highlights

•	Organization Charts

•	3-5 pages overview slides

•	Summary of 2007-2010 strategy goals
•	Commercial Business Overview
•	Avonex

•	Rituxan

•	Tysabri

•	Customer service capabilities
•	R&D
•	Neurology

•	Immunology

•	Oncology

•	New Specialty Markets
•	Process Capabilities and Operations
•	Process Capabilities

•	Manufacturing capabilities, capacity, flexibility

Management Presentation Contents (Cont’d)
•	Legal and Intellectual Property

•	Financial review
•	Overview of systems and controls

•	Historical Financials
•	3-year historical financials

•	Discussion of historical trends by line item (COGS, R&D, S&M, G&A)
•	Financial Projections
•	Financial growth drivers

•	2007-2017 financial projections with revenue by product

•	Key assumptions underlying 2007-2017 forecasts

•	Capex, working capital and other cash flow items

•	R&D and SG&A standalone leverage assumptions
•	Resources
•	HR headcount by function

•	R&D resources (FTE’s by function, R&D expenses by category)

•	S&M/G&A (FTE’s by function, expenses by category)
•	Conclusions

Pages redacted in their entirety omitted

Discussion Materials Prepared For:
Biogen Idec
Regarding Second Round Process
November 2, 2007
Strictly Confidential

Agenda
•	Overview of activities to date —

•	Overview of Round II of process —
•	Draft presentation schedule

•	REDACTED
•	Participants

•	Draft outline of management presentation

•	Break-out session overview

•	REDACTED
1

Summary of Activities to Date
•	October 12, 2007: Public announcement of process

•	All identified buyers contacted and initial feedback on interest received

•	CA process completed

•	First round data room open and access granted as CA’s are signed

•	First round 2 hour calls week of October 29th
2

Round II Review
•	Round II presentations to be scheduled for week of the November 12th
•	Management presentation rehearsal scheduled for November 12th

•	Break-out sessions post management presentation

•	Location: Hilton Boston Financial District, 89 Broad Street
•	Buyer diligence requests will come initially to the bankers
•	Diligence request log created for all requests
3

biogen idec
Round II Presentation Schedule

Management Presentation	8:00 am — 11:30 am
Q&A Period	11:30 am — 12:00 pm
Lunch	12:00 pm — 1:00 pm
Break-out Sessions	1:00 pm — 4:00 pm
Break-out Session 1
Neurology Commercial	1:00 pm — 2:30 pm
Oncology / RA Commercial	2:30 pm — 4:00 pm
Break-out Session 2
Pharmaceutical Operations	2:30 pm — 4:00 pm
Break-out Session 3
R&D Overview	1:00 pm — 3:30 pm
— Neurology
— Immunology / Cardio / Hemophilia
— Oncology
Break-out Session 4
Finance	1:00 pm — 3:00 pm
Break-out Session 5
Human Resources	1:00 pm — 2:00 pm
Break-out Session 6
Legal / IP	1:00 pm — 2:00 pm
 4

biogen idec
Round II Participants

			Management		Preparation
	Name	Position	Presentation	Break-out	Point-Person

Management Presentation		President, CEO	✓
		President, R&D	✓
		EVP, Finance & CFO	✓	✓
		EVP, Legal, General Council	✓	✓
REDACTED		EVP, Business Development	✓
		EVP, Human Resources	✓	✓
		EVP, Portfolio Strategy	✓	✓
		EVP, Pharmaceutical Operations & Technology	✓	✓
		EVP, Oncology/Rheumatology SBU	✓	✓
		SVP, Neurology Research & Development	✓	✓
		SVP, Immunology Research & Development	✓	✓
Neurology Commercial		EVP, Global Neurology		✓
		EVP, Pharmaceutical Operations & Technology	✓	✓
		SVP, U.S. Neurology		✓
Oncology / RA Commercial		EVP, Oncology/Rheumatology SBU	✓	✓
Pharmaceutical Operations		VP, Manufacturing		✓
		EVP, Pharmaceutical Operations & Technology	✓	✓
		Chief Technical Officer, Technical Development		✓
		VP, Global Supply Chain		✓
		VP, Global Engineering		✓
Note: Bold denotes presenters.
 5

biogen idec
Round II Participants (Cont’d)

			Management		Preparation
	Name	Position	Presentation	Break-out	Point-Person

R&D Neurology		SVP, Neurology Research & Development	✓	✓
	REDACTED	VP, Chief Medical Officer		✓
		VP, Global Drug Safety & Risk Management		✓
R&D Immunology / Cardio / Hemophilia		SVP, Immunology Research & Development	✓	✓
		VP, Cardio & Emerging T&A		✓
R&D Oncology		EVP, Portfolio Strategy	✓	✓
		VP, Oncology Medical Officer		✓
Finance		EVP, Finance & CFO	✓	✓
		SVP, CAO, Corporate Controller		✓
		VP, Treasury		✓
		Director, Finance		✓
		VP, Business Planning		✓
Human Resources		EVP, Human Resources	✓	✓
		VP, Compensation, Benefits & Systems		✓
		VP, Organization Effectiveness, Leadership Develop		✓
Legal / IP		EVP, Legal, General Counsel	✓	✓
		VP, Chief Corporation Counsel		✓
		VP, Chief IP Counsel		✓
Note: Bold denotes presenters.
 6

Management Presentation Outline

Topic	Presenter
Introduction
Commercial Business Overview
Avonex
Tysabri
Commercial Capabilities — Neurology
Rituxan (Oncology / RA)	REDACTED
R&D
Neurology R&D
Immunology, Cardiovascular, and New Markets R&D
Oncology and Syntonix R&D
Process Science, Manufacturing & Facilities
Finance

7

Round II Break-out Session Overview

Participants	Time	Topic	Comments
Session 1: Commercial
	90	Neuro Commercial	REDACTED
	90	Onco / RA Commercial
Session 2: Pharmaceutical Operations
	90	Pharmaceutical Operations
Session 3: Research and Development
	50	R&D Neuro
	50	R&D Immuno / Cardio / Hemophilia
	50	R&D Oncology
Session 4: Finance
	120	Finance
Session 5: Human Resources
	60	HR
Session 6: Legal
	60	Legal

8

Pages redacted in their entirety omitted

DRAFT
Discussion Materials
November 4, 2007

I. Overview
          REDACTED
Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you (and each of your employees, representatives, and other agents) may disclose to any and all persons the US federal income and state tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind.

I. Overview
Overview 1

Review of Developments
▪	October 12, 2007: Public announcement of process

▪	All identified buyers contacted and initial feedback on interest received

▪	First round data room open and access granted

▪	First round 2 hour calls completed

▪	First round bids due November 6th

▪	Board call on November 8th to review bids

▪	Second round data room scheduled to be open November 9th
Overview 2

Potential Scenario Analysis
First Round Bids

	Scenario I		Scenario II		Scenario III
	Attractive Bids		Inconclusive Bids		No Bids
Considerations	▪	Signals strong interest in Bellona	▪	Key issue: Do the bids warrant continuing the process?	▪	Bidders could either not submit a bid or signal to bankers that bids would be below market price

	▪	Potential transaction value higher than standalone valuation range	▪	How credible are bids?	▪	Potential transaction value lower than standalone valuation range

	▪	How credible are bids?	▪	Are bidders likely to bid at same level or go higher after further diligence?

	▪	Are bidders likely to bid at same level or go higher after further diligence?	▪	Potential signals to buyer(s) by inviting into second round?

	▪	What level of approvals has been received?	▪	How will investors react?

Next Steps	▪	Review bids with Board	▪	What level of approvals has been received?	▪	Review bids with Board

	▪	Continue current process timeline	▪	Review bids with Board	▪	Publicly announce termination of process

	▪	Bidder(s) will be invited into the second round	▪	If Board decides to continue, see current process timeline	▪	“Plan B” strategy

			▪	If Board decides to terminate process, see Plan B

			▪	Bidder(s) will be invited into the second round
REDACTED
Overview 3

Calendar of Events
November 2007

Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
November
				1	2

	5	6	7	8	9
		1st Round Bids Due		Board Call to review bids	Invite 2nd round bidders Send draft agreements Open 2nd rd data room

	12	13	14	15	16
	9:00 am: Management Presentation Rehearsal	Management Presentation (preferred)	Management Presentation (preferred)	Management Presentation	Management Presentation

	19	20	21	22	23
	Management Presentation Final Bid Process Letter	Management Presentation		Thanksgiving

	26	27	28	29	30

← Process Diligence Requests →
Overview 4

Calendar of Events
December 2007

Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
December

	3	4	5	6	7
← Process Diligence Requests →

	10	11	12	13	14	15
			Final Bids Due	Board Call to review
				bids (TBD)

16	17	18	19	20	21
Execute merger	Announce
agreements	Transaction

	24	25	26	27	28
			Deadline to submit
			proposals for inclusion
			in 2008 proxy

	31
Overview 5

Pages redacted in their entirety omitted

Disclaimer
Merrill Lynch prohibits (a) employees from, directly or indirectly, offering a favorable research rating or specific price target, or offering to change such rating or price target, as consideration or inducement for the receipt of business or for compensation, and (b) Research Analysts from being compensated for involvement in investment banking transactions except to the extent that such participation is intended to benefit investor clients.
This proposal is confidential, for your private use only, and may not be shared with others (other than your advisors) without Merrill Lynch’s written permission, except that you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the proposal and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and tax structure. For purposes of the preceding sentence, tax refers to U.S. federal and state tax. This proposal is for discussion purposes only. Merrill Lynch is not an expert on, and does not render opinions regarding, legal, accounting, regulatory or tax matters. You should consult with your advisors concerning these matters before undertaking the proposed transaction.

November 20, 2007
Strictly Confidential
Dear
On behalf of Biogen Idec Inc. (“Biogen Idec,” or the “Company”), Merrill Lynch & Co. (“Merrill Lynch”) and Goldman, Sachs & Co. (“Goldman Sachs”) hereby invite you to submit a firm and binding proposal (your “Proposal”) for the acquisition of Biogen Idec (the “Transaction”). Your Proposal should be submitted in conformity with the guidelines set forth below.
Your Proposal should be submitted in written form to Merrill Lynch and Goldman Sachs no later than 12:00 p.m., Eastern Standard Time, on Friday, December 7, 2007 (the “Submission Time”). In. addition, as provided below, your Proposal must include clean and marked copies of the Agreement and Plan of Merger (the “Agreement”) and the disclosure schedules thereto. Your Proposal must be executed by an officer authorized to bind ___ to its terms and must state that it shall remain a firm and binding offer through Friday, December 21, 2007, unless sooner rejected.
Your Proposal should be sent by e-mail to:

Alan Hartman	Robert King
Managing Director	Managing Director
Head of US Mergers & Acquisitions	Co-Head of Global Healthcare
Merrill Lynch & Co.	Goldman, Sachs & Co.
250 Vesey Street, 30th Floor	85 Broad Street
New York, New York 10080	New York, New York 10004
alan_hartman@ml.com	robert.king@gs.com
Tel: (212) 449-8585	Tel: (212) 902-3377
Fax: (212) 449-9283	Fax:(212)902-3000

Biogen Idec, with the assistance of its advisors, will evaluate all Proposals. Merrill Lynch and Goldman Sachs may contact you to clarify your Proposal (if needed). Please be advised that your Proposal should address the following matters:
1.	Price per Share: Please include the specific price per share (in U.S. Dollars) that you are prepared to pay for all of the outstanding shares of common stock of the Company and all outstanding options or rights to acquire such common stock. Your Proposal should indicate the best and final financial terms under which you are willing to enter into the Agreement. You should not assume that you will be given an opportunity to rebid or increase the price per share contained in your Proposal.

2.	Documentation / Terms of Agreement: Your Proposal must state that you will execute the Agreement in the form attached hereto (including the disclosure schedules to the Agreement, the form of which shall be distributed to you no later than November 30, 2007), or include a copy of the Agreement and the disclosure schedules, marked to reflect those changes, which if incorporated would allow you to execute the Agreement. Any changes should be in the form of specific language changes and should be marked on the electronic copy of the Agreement provided to you. Please note that substantive changes to the Agreement may be viewed as creating a discount to the nominal value of your Proposal. In particular, any changes that could delay or decrease the certainty of closing the Transaction will place your Proposal at a disadvantage.

Prospective purchasers should submit a preliminary mark-up of the Agreement on November 30, 2007. In this regard, please feel free to contact Peter Lyons at (212) 848-7666 or Eliza Swann at (212) 848-8073 at Shearman & Sterling LLP. During the week of December 3, 2007, Shearman & Sterling will revert to you to discuss your preliminary mark-up of the Agreement.

3.	Sources / Certainty of Financing: Please include details on any required sources of financing. Your Proposal should include firm commitment letters from your financing sources, if any. Your Proposal should not be subject to any financing contingencies.

4.	Due Diligence: Prospective purchasers should have completed all of their due diligence prior to submitting their Proposal. Your Proposal should not be subject to the completion of additional business, legal or other due diligence. Site visits for a limited number of representatives of your team can be arranged for the week of November 26, 2007. Please contact Merrill Lynch and Goldman Sachs as soon as possible to make appropriate arrangements to complete your due diligence, if necessary.

5.	Authorization / Approvals: Please confirm that all required corporate approvals have been obtained prior to submitting your Proposal. Please provide a list of corporate, shareholder, regulatory, or other approvals, and any other material conditions that you would require to consummate the proposed Transaction. Please detail your expected timing to close the Transaction.

6.	Other Considerations: Please identify any other relevant information that might impact your ability to consummate the Transaction in a timely fashion.

7.	Contact Information: Please provide the names and contact information of the financial and legal advisors that you have engaged in connection with the Transaction.

2

After the Submission Time, Biogen Idec will select a prevailing prospective purchaser. The selected prevailing prospective purchaser will be given the exclusive opportunity to engage in discussions with representatives of Elan Pharma International Limited regarding the Tysabri collaboration. Any such discussions would take place prior to entering into the Agreement and would be limited to a defined time period.
Biogen Idec reserves the right, at any time, in its sole discretion and without specifying the reasons therefore, and without any financial obligation or liability of any kind, to alter or terminate the sale process, to refuse to enter into or to terminate discussions with any and all prospective purchasers, to reject any and all Proposals, or to negotiate with one or more prospective purchasers and to enter into a definitive agreement for the sale of Biogen Idec without prior written notice to any other prospective purchasers.
Merrill Lynch and Goldman Sachs remain the points of contact and are available to assist you and answer questions you may have about Biogen Idec or the sale process. Please contact any of the following persons as indicated below:

Merrill Lynch & Co.	Goldman, Sachs & Co.
4 World Financial Center, North Tower	85 Broad Street
250 Vesey Street	New York, NY 10004
New York, NY 10080

Alan Hartman	Robert King
Managing Director	Managing Director
Head of US Mergers & Acquisitions	Co-Head of Global Healthcare
alan_hartman@ml.com	robert.king@gs.com
Tel: (212) 449-8585	Tel: (212) 902-3377
Fax: (212) 449-9283	Fax: (212) 902-3000

Mark Robinson	Marshall Smith
Managing Director	Managing Director
Head of Global Healthcare	marshall.smith@gs.com
mark_j_robinson@ml.com	Tel: (212) 902-1250
Tel: (415) 676-3379	Fax: (212) 902-3000
Fax: (415) 676-3413

Ivan Farman	Tosa Ogbomo
Managing Director	Managing Director
ivan_farman@ml.com	tosa.ogbomo@gs.com
Tel: (212) 449-8897	Tel: (212) 902-2079
Fax: (212) 449-3307	Fax: (212) 902-3000

3

We remind you that the existence and content of this letter are subject to the Confidentiality Agreement executed by you.
We appreciate your interest in Biogen Idec and look forward to receiving your Proposal.
Sincerely,

Alan Hartman	Robert King
Attachment

4

Discussion Materials Prepared for
The Board of Directors of Biogen Idec
Regarding Strategic Alternatives Process
Strictly Confidential
December 12, 2007

     I. Process Overview
     II. Next Steps
     III. Appendix
Strictly Confidential

Process Overview

Summary of Process to Date
•	Biogen Idec’s Board of Directors authorized management to explore strategic alternatives on October 12, 2007

•	The Company issued a press release on October 12, 2007 announcing the commencement of a strategic alternatives review process

•	Merrill Lynch and Goldman Sachs contacted strategic parties
•	received confidentiality agreements

•	negotiated confidentiality agreements

•	executed confidentiality agreements

•	submitted a preliminary indication of interest on November 6, 2007
•	Had a number of contacts / discussions with Icahn as well as provided Icahn with a form confidentiality agreement

•	The following pages will review the process to date and suggested next steps

Strictly Confidential	1

Calendar of Key Dates in the Process

	Oct-07				Nov-07				Dec-07
(Week Starting)	8	15	22	29	5	12	19	26	3	10	17	24

Announcement that Biogen Idec would explore strategic alternatives	(Oct 12)
First round data room opened		•
Outbound calls to potential bidders (CA negotiations)
Two hour calls between management and potential bidders
Preliminary indications of interest due					(Nov 6)
Management presentations						(Nov 16)
Final bids due									(Dec 7)
First day to submit nominations for directors(1)												(Dec 26)

(1)	Nominations must be submitted by January 25, 2008.

Strictly Confidential	2

Overview — Parties Contacted and Response Summary

Parties Contacted
REDACTED
Received CA
Negotiated CA
Executed CA
Submitted Preliminary Indication of Interest

REDACTED

Strictly Confidential	3

Overview — Confidentiality Agreements
•	Beginning October 15, of the strategic parties that were contacted, of such parties were provided with a form confidentiality agreement requiring
•	All information provided by the Company be kept confidential indefinitely, subject to customary exceptions

•	No discussions with Elan, Genentech, Roche, or any of their representatives regarding the Company or the collaboration agreements with Elan and Genentech

•	Two-year “standstill” that prohibits acquiring Company securities and assets, seeking to influence or control the management of the Company and making acquisition proposals

•	“Fall away” right that permits the potential bidder to make acquisition proposals if the Company enters into an agreement regarding a business combination transaction with another party
•	In addition, Icahn was provided with a form confidentiality agreement

•	Between October 19 — 24, potential bidders signed confidentiality agreements with the following notable modifications to the original form
•	Standstill period reduced to 18 months REDACTED

•	For , the prohibition against discussions with Elan, Genentech and Roche was reduced to 18 months

•	confidentiality agreement provided that if the Company terminates the current strategic alternatives process and, during the 18-month standstill period initiates a new process, the Company will provide with an opportunity to participate in the new process

Strictly Confidential	4

Overview — Process
•	Confidential information was provided to potential bidders in two carefully staged phases

•	In first phase, which ran from the time a potential bidder signed a confidentiality agreement until the due date for submission of preliminary indications of interest on November 6
•	potential bidders were given access via an electronic data room to 74 documents covering a range of significant topics, including the Company’s long-range plan and key collaboration agreements in redacted form

•	Potential bidders were given an opportunity to participate in discussion calls with management
•	potential bidders participated in such calls with management, and were invited to submit detailed questions both in advance and after such calls
REDACTED
•	After the November 8 board meeting, the second phase began
•	, a management presentation and breakout sessions and visited three sites:
•	submitted written questions after the presentation, all of which were addressed by the Company and its advisors
•	An additional 2,196 documents were made available
•	Competitive information was withheld and/or redacted in consultation with bankers and outside counsel

•	, reviewed detailed regulatory and IP documentation

Strictly Confidential	5

Overview — Merger Agreement
REDACTED

Strictly Confidential	6

Overview — Merger Agreement (Cont’d)
REDACTED

Strictly Confidential	7

Pages redacted in their entirety omitted

Disclaimers
Merrill Lynch and Goldman Sachs prohibit (a) employees from, directly or indirectly, offering a favorable research rating or specific price target, or offering to change such rating or price target, as consideration or inducement for the receipt of business or for compensation, and (b) Research Analysts from being compensated for involvement in investment banking transactions except to the extent that such participation is intended to benefit investor clients.
This proposal is confidential, for your private use only, and may not be shared with others (other than your advisors) without Merrill Lynch and Goldman Sachs’ written permission, except that you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the proposal and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and tax structure. For purposes of the preceding sentence, tax refers to U.S. federal and state tax. This proposal is for discussion purposes only. Merrill Lynch and Goldman Sachs are not experts on, and do not render opinions regarding, legal, accounting, regulatory or tax matters. You should consult with your advisors concerning these matters before undertaking the proposed transaction.

Strictly Confidential

PRIVILEGED AND CONFIDENTIAL
ATTORNEY WORK PRODUCT

A Presentation for

Bellona

December 12, 2007

NYDOCS02/826436

Pages redacted in their entirety omitted

BIOGEN IDEC INC.
MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS
October 12, 2007
          Pursuant to notice duly given under the Company’s by-laws, a special meeting of the Board of Directors (the “Board”) of Biogen Idec Inc., a Delaware corporation (the “Company”), was held at 9:00 AM EDT at the Company’s offices in Cambridge, Massachusetts. The following Directors were present:

Alan B. Glassberg	Bruce R. Ross (Chair)
Thomas F. Keller	Lynn Schenk (by video conference)
James C. Mullen	Phillip A. Sharp
Robert W. Pangia	William D. Young
Cecil B. Pickett
          Directors Larry Best and Marijn Dekkers joined the meeting at the times and by the means indicated in these minutes.
          By invitation of the Board, the following persons also participated in the meeting: Susan H. Alexander, Executive Vice President, General Counsel and Secretary; Paul J. Clancy, Executive Vice President and Chief Financial Officer; Mark C. Wiggins, Executive Vice President, Corporate and Business Development; and Peter Lyons and Eliza Swann of Shearman & Sterling LLP, legal advisors to the Company.
          Mr. Ross served as Chairman and Ms. Alexander served as Secretary of the meeting.
          Mr. Mullen updated the Board regarding a letter that had been received by the Company from the individual known to the Board as “Icarus”, a copy of which had been provided to each Board member prior to the meeting. The letter indicated that Icarus might be willing to make an offer to acquire the Company at a price between $76 and $82 per share in cash, subject to completion of due diligence. The letter did not indicate the sources for Icarus’ financing. The letter also stated that Icarus had been contacted by Elan Corporation (“Elan”) regarding its right to purchase the Company’s right to Tysabri in the event of a change of control of the Company. According to Icarus’ letter, Elan stated that it does not intend to exercise its change of control rights relating to Tysabri if a bid for the Company is made in the near future, and that Elan would consider a new type of collaboration arrangement with the “right partner”. The letter stated that it would expire at the close of business on October 12, 2007.
REDACTED

REDACTED
          Mr. Dekkers joined the meeting by teleconference during Mr. Lyons’ remarks and then joined the meeting in person shortly thereafter.
          Robert King, Marshall Smith and Tosa Ogbomo of Goldman Sachs, financial advisors to the Company, then joined the meeting. The Goldman Sachs representatives reviewed with the Board, among other things, management estimates through 2009 and a preliminary valuation analysis with respect to the Company. The Board asked numerous questions regarding Goldman Sachs’ review and preliminary analyses.
          The Goldman Sachs representatives then discussed the Icarus letter with the Board, noting the lack of any identified debt financing sources or any financing sources for the $10 to $15 billion in equity referenced in the letter as being required in connection with such a proposal. Goldman Sachs then reviewed with the Board the financial ability of Icarus to consummate an acquisition of the Company and an analysis of potential investment returns to Icarus in connection with such an acquisition. The Board then discussed with the Goldman Sachs representatives the credibility of Icarus’ letter in light of all of these factors.
          The Goldman Sachs representatves then reviewed with the Board various companies that might be interested in acquiring the Company and discussed possible tactical alternatives with respect to the Icarus letter.
          The Goldman Sachs representatives then left the meeting, and the Directors discussed the Goldman Sachs presentation. At the conclusion of this discussion, Alan Hartman and Mark Robinson of Merrill Lynch, financial advisors to the Company, joined the meeting. The Merrill Lynch representatives also reviewed with the Board Icarus’ letter and ability to raise the necessary debt and equity financing, as well as Merrill Lynch’s analysis of the potential returns to Icarus in connection with an acquisition of the Company. The Board discussed with the Merrill Lynch representatives the lack of detail in Icarus’ letter regarding financing sources and the credibility of the letter in light of the foregoing factors.
          The Merrill Lynch representatives then reviewed with the Board, among other things, management’s projections with respect to Tysabri and Merrill Lynch’s preliminary valuation analysis with respect to the Company. The Board asked numerous questions regarding Merrill Lynch’s analysis. The Merrill Lynch representatves then reviewed with the Board various companies that might be interested in acquiring the

Company and discussed possible tactical alternatives with respect to the Icarus letter. Mr. Best joined the meeting by teleconference during Merrill Lynch’s remarks.
          The Merrill Lynch representatives then left the meeting.
          Mr. Mullen then advised the Board that he had had conversations with various large institutional shareholders of the Company since the date that Icarus’ stake in the Company was publicly disclosed. Mr. Mullen told the Board that the views of the institutional shareholders expressed during those conversations were that large pharmaceutical companies have a need for biologics and specialty franchise companies to augment their pipelines, that there could be significant cost synergies in an acquisition of the Company by a large pharmaceutical company and that the Company should explore a possible sale of the Company to a large pharmaceutical company in order to determine whether such a company would be interested in acquiring the Company at an attractive price.
          The Board then engaged in a lengthy discussion. During this discussion, the Board requested that representatives of Merrill Lynch and Goldman Sachs rejoin the meeting separately and provide their views regarding whether, if the Board determined that the exploration of strategic alternatives was in the best interests of the Company’s shareholders, that determination should be announced publicly. After excusing its financial advisors, the Board discussed the possibility and potential impact of such an announcement.
          Following discussion, the Board directed management to explore whether third parties would have an interest in acquiring the Company at a price and on terms representing a better value to shareholders than continuing to remain independent and to publicly disclose that the Company was undertaking such an exploration. The Board also directed management to allow the Icarus letter to expire and directed management to reiterate publicly the Board’s faith and confidence in the Company’s long-range plan and prospects.
REDACTED
          There being no further business brought before the Board, the meeting was adjourned.

/s/ Susan H. Alexander
Susan H. Alexander, Secretary

BIOGEN IDEC INC.
MINUTES OF SPECIAL MEETING OF THE BOARD OF DIRECTORS
November 8, 2007
          Pursuant to notice duly given under the Company’s by-laws, a special meeting of the Board of Directors (the “Board”) of Biogen Idec Inc., a Delaware corporation (the “Company”), was held at 5:00 PM EST by telephonic conference call. The following Directors were present and able to hear each other throughout the call:

Lawrence C. Best	Cecil B. Pickett
Alan B. Glassberg	Bruce R. Ross (Chair)
Thomas F. Keller	Lynn Schenk
James C. Mullen	Phillip A. Sharp
Robert W. Pangia	William D. Young
          By invitation of the Board, the following persons also attended the meeting: Susan H. Alexander, Executive Vice President, General Counsel and Secretary; Paul J. Clancy, Executive Vice President and Chief Financial Officer and Mark Wiggins, Executive Vice President, Corporate and Business Development; Peter D. Lyons and Eliza W. Swann of Shearman & Sterling LLP, legal advisors to the Company; Robert King, Jack Levy, Tosa Ogbomo and Marshall Smith of Goldman, Sachs & Co., financial advisors to the Company; and Alan Hartman and Mark Robinson of Merrill Lynch & Co., financial advisors to the Company.
          Mr. Ross served as Chairman and Ms. Alexander served as Secretary of the meeting.
          Mr. Mullen updated the Board members regarding the process announced on October 12, 2007, when the Board authorized management to evaluate whether third parties would have an interest in acquiring the Company at a price and on terms that would represent a better value for its stockholders than having the Company continue to execute its strategy on a stand-alone basis. Mr. Mullen reported that representatives of Goldman, Sachs & Co. and Merrill Lynch & Co. had contacted representatives of potential bidders. Mr. Mullen reported that, of the       potential bidders,       declined to participate,       were provided with a form of confidentiality agreement,       negotiated and signed confidentiality agreements and conducted limited due diligence and       participated in informational conference calls with management.
          Mr. Mullen reported that                     had submitted a preliminary, non-binding written indication of interest
REDACTED

          The Board asked questions about                     and next steps. Mr. Mullen advised the Board that                      would be asked to submit a final proposal regarding a possible acquisition       of the Company.
REDACTED
          Mr. Smith then reported on recent conversations with the person known as “Icarus”. Mr. Smith reported that on October 31, 2007 Icarus had telephoned Mr. Mullen. On November 1, 2007, on behalf of Mr. Mullen and the Company, Mr. Smith called Icarus, who made inquiries regarding his possible participation in the Company’s transaction process. On November 2, 2007, Shearman & Sterling forwarded a confidentiality agreement to Icarus. As of the date of the meeting, there had been no response from Icarus regarding the confidentiality agreement or otherwise.
          The Board then excused all non-director participants in the meeting and met in an executive session.

Respectfully submitted,
/s/ Susan H. Alexander
Susan H. Alexander, Secretary
2

BIOGEN IDEC INC.
MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS
November 18, 2007
          Pursuant to notice duly given under the Company’s by-laws, a special meeting of the Board of Directors (the “Board”) of Biogen Idec Inc.,.a Delaware corporation (the “Company”), was held at 5:00 PM-EST by telephonic conference call. The following Directors were present and able to hear each other throughout the call:

Marijn E. Dekkers	Cecil B. Pickett
Alan B. Glassberg	Bruce R. Ross (Chair)
Thomas F. Keller	Lynn Schenk
James C. Mullen	Phillip A. Sharp
Robert W. Pangia	William D. Young
          By invitation of the Board, the following persons also participated in the meeting: Susan H. Alexander, Executive Vice President, General Counsel; Paul Clancy, Executive Vice President, Chief Financial Officer, and Mark C. Wiggins, Executive Vice President, Corporate and Business Development.
          Mr. Ross served as Chairman and Ms. Alexander served as Secretary of the meeting.
          Mr. Mullen updated the Board on the status of the Company’s exploration of whether third parties would have an interest in acquiring the Company at a price and on terms representing a better value to shareholders than continuing to remain independent and in particular reviewed the Company’s meetings with                                After discussion of the process                     , Mr. Mullen noted that the expected date for submission of a bid falls after the Board’s next regularly scheduled meeting. It was agreed that the Company would seek to reschedule the Board meeting to a date after the bid date.
          There being no further business brought before the Board, the meeting was adjourned.

/s/ Susan H. Alexander
Susan H. Alexander, Secretary

REDACTED

BIOGEN IDEC INC.
MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS
December 9, 2007
          Pursuant to notice duly given under the Company’s by-laws, a special meeting of the Board of Directors (the “Board”) of Biogen Idec Inc., a Delaware corporation (the “Company”), was held at 5:00 PM EST by telephone conference call during which each participant could hear each other participant. The following Directors were present:

Lawrence C. Best	Robert W. Pangia
Marijn E. Dekkers	Cecil B. Pickett
Alan B. Glassberg	Bruce R. Ross (Chair)
Thomas F. Keller	Lynn Schenk
James C. Mullen	Phillip A. Sharp
William D. Young
          By invitation of the Board, the following persons also participated in the meeting: Susan H. Alexander, Executive Vice President, General Counsel and Secretary; Paul J. Clancy, Executive Vice President and Chief Financial Officer; Mark C. Wiggins, Executive Vice President, Corporate and Business Development; Robert Licht, Vice President, Chief Corporation Counsel and Assistant Secretary; and Peter Lyons and Eliza Swann of Shearman & Sterling LLP, legal advisors to the Company.
          Mr. Ross served as Chairman and Ms. Alexander served as Secretary of the meeting.
          Mr. Mullen gave the Board an overview regarding the process announced on October 12, 2007, when the Board authorized management to evaluate whether third parties would have an interest in acquiring the Company at a price and on terms that would represent a better value for its stockholders than having the Company continue to execute its strategy on a stand-alone basis. Mr. Mullen advised the Board that, of the     , who negotiated and signed confidentiality agreements,         submitted a preliminary, non-binding indication of interest on November 6, 2007.                                             , had been given the opportunity to conduct extensive and detailed due diligence, including a management presentation with breakout sessions and site visits, and to discuss a draft merger agreement with the Company’s legal advisors.         had been asked to submit a final proposal by         2007 regarding a possible acquisition of the Company. Mr. Mullen informed the Board that         had been advised that they would be invited to

speak with Elan after the submission of their proposal and that they could revise their proposal after speaking with Elan. Mr. Mullen then advised the Board that              had not submitted such a proposal. The Board members asked questions regarding Mr. Mullen’s review.
REDACTED
          There being no further business brought before the Board, the meeting was adjourned.

/s/ Susan H. Alexander
Susan H. Alexander, Secretary

BIOGEN IDEC INC.
MINUTES OF A MEETING OF THE BOARD OF DIRECTORS
December 12, 2007
          Pursuant to notice duly given under the Company’s by-laws, a regular meeting of the Board of Directors (the “Board”) of Biogen Idec Inc., a Delaware corporation (the “Company”), was held at 8:30 AM EST at the Four Seasons Hotel in Boston, Massachusetts. The following Directors were present:

Marijn E. Dekkers	Cecil B. Pickett
Alan B. Glassberg	Bruce R. Ross (Chair)
Thomas F. Keller	Lynn Schenk
James C. Mullen	Phillip A. Sharp
Robert W. Pangia	William D. Young
          By invitation of the Board, the following persons also participated in the meeting for the portions of the meeting reflected in these minutes: Susan H. Alexander, Executive Vice President, General Counsel and Secretary; Paul J. Clancy, Executive Vice President and Chief Financial Officer: Mark C. Wiggins, Executive Vice President, Corporate and Business Development;
REDACTED
                                             Jack Levy, Robert King and Marshall Smith of Goldman Sachs, financial advisors to the Company; Alan Hartman, Mark Robinson and Ivan Farman of Merrill Lynch, financial advisors to the Company; and Peter Lyons and Eliza Swann of Shearman & Sterling LLP, legal advisors to the Company.
          Mr. Ross served as Chairman and Ms. Alexander served as Secretary of the meeting.
REDACTED

Page redacted in its entirety omitted

REDACTED
          Messrs, Levy, King and Smith of Goldman Sachs; Robinson, Hartman and Farman of Merrill Lynch; and Mr. Lyons and Ms. Swann of Shearman & Sterling joined the meeting.
          Mr. Levy provided the Board with an update regarding the potential sale process for the Company announced on October 12, 2007. Mr. Levy advised the Board that           had declined to submit a final proposal by the due date of Friday, December 7, 2007. Mr. Levy noted           had requested a meeting with representatives of Elan Corporation prior to submitting a proposal. Mr. Levy then reviewed with the Board the bid procedures that the Company had established when it requested           submit a final proposal, which procedures had included the stipulation that the winner of the bid process would be given the opportunity to have discussions with Elan prior to entering into any definitive agreement with respect to a sale of the Company. Mr. Levy further advised the Board that (i)         had not expressed any reservations with respect to submitting a final proposal until immediately prior to the time that the proposal had been due, and (ii) representatives of Goldman Sachs had, with Elan’s permission, advised        Monday, December 10, 2007 that Elan would not seek a monetary payment or risk-shifting arrangement in connection with any change of control of the Company. Mr. Levy also advised the Board that the Company’s financial advisors had reiterated to        the fact that,         win the bidding process, would be given the opportunity to speak with Elan prior to finalizing definitive agreements with respect to a sale of the Company.
                                             The Directors asked numerous questions regarding Mr. Levy’s overview.
REDACTED

          The Company’s financial and legal advisors then provided the Board with a detailed overview of the sale process, including a review of the terms of the confidentiality agreement sent to potential bidders, the results of negotiations with potential bidders regarding the confidentiality agreement and the scope of the diligence conducted by various potential bidders. Of the      potential bidders contacted by the Company’s financial advisors,      (and, in addition, the person known as “Icarus”) had received a draft confidentiality agreement,       (not including Icarus) had negotiated the terms of the confidentiality agreement with representatives of the Company,       had executed confidentiality agreements      had submitted a preliminary, non-binding written indication of interest and engaged in detailed and extensive due diligence.
REDACTED
          The Board asked numerous questions regarding the process and engaged in a lengthy discussion with its advisors regarding potential courses of action.
          The Board then excused all non-Board participants in the meeting, other than Ms. Alexander, Mr. Licht, Mr. Lyons and Ms. Swann, and met in an executive session. During the executive session, the Board members further discussed the sale process. The consensus of the Board was that the Company had conducted a comprehensive, thorough process and had received no definitive offers with respect to a sale of the Company. The Board directed management to issue a press release announcing the completion of the Company’s review of strategic alternatives, emphasizing the Board’s confidence in the continued execution of the Company’s business plan and reiterating guidance for the full year 2007.
     REDACTED
          At this time, all participants in the meeting other than the independent directors were excused, and the independent directors met in executive session.
          There being no further business brought before the Board, the meeting was adjourned.

/s/ Susan H. Alexander
Susan H. Alexander, Secretary